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                                                                       EXHIBIT 6


                                 ARTHUR ANDERSEN LLP


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included or made a part of this Registration Statement File No. 333-07471 for Hartford Life and Annuity Insurance Company Separate Account VL I on Form S-6.

                                                       /s/ Arthur Andersen LLP


Hartford, Connecticut
April 13, 1998